UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 30, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2014-CCRE20 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-193376-12	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 30, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2014-CCRE20 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,027,378,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), UBS Securities LLC (“UBS”), Natixis Securities Americas LLC (“Natixis”), CastleOak Securities, L.P. (“CastleOak”) and KeyBanc Capital Markets Inc. (“KeyBanc” and, together with DBSI, CF&Co., UBS, Natixis and CastleOak, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 22, 2014 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI, CF&Co. and UBS are acting as co-lead bookrunning managers and co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 3, 2014, as supplemented by the Prospectus Supplement, dated October 27, 2014, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $155,215,627, were sold to DBSI, CF&Co., UBS, Natixis and Wells Fargo Securities, LLC (together with DBSI, CF&Co., UBS and Natixis, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 22, 2014, among the Depositor, the Initial Purchasers and GACC.  The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-CCRE20 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 64 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 101 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 30, 2014 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 30, 2014 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iii) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 30, 2014 (the “UBSRES Mortgage Loan Purchase Agreement”), between the Depositor and UBSRES and (iv) Natixis Real Estate

Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 30, 2014 (the “NREC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement and the UBSRES Mortgage Loan Purchase Agreement), between the Depositor and NREC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CCRE, UBSRES and NREC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,388,619.42, were approximately $1,218,301,524.36.  Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $160,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $6,228,619.42 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Berkeley Point Capital LLC will act as primary servicer with respect to 1 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2014 (the “Berkeley Point Primary Servicing Agreement”), between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

The Mortgage Loan identified in the Prospectus as the Harwood Center Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of September 1, 2014 (the “UBS5 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, entered into in connection with the COMM 2014-UBS5 Mortgage Trust.

The Mortgage Loan identified in the Prospectus as the 80-90 Maiden Lane Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of September 1, 2014 (the “LC17 Pooling and Servicing Agreement”), Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, entered into in connection with the COMM 2014-LC17 Mortgage Trust.

The Mortgage Loan identified in the Prospectus as the Beverly Connection Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of September 1, 2014 (the “GC24 Pooling and Servicing Agreement”), among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, entered into in connection with the GSMS 2014-GC24 Mortgage Trust.

The Mortgage Loan identified in the Prospectus as the Myrtle Beach Marriott Resort & Spa Mortgage Loan will be primary serviced and specially serviced pursuant to (i) until the securitization of the Myrtle Beach Marriott Resort & Spa companion loan designated as Note A1-1, that certain Pooling and Servicing Agreement, dated as of September 1, 2014 (the “LC17 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Wells Fargo Bank, National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Wilmington Trust, National Association as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Paying Agent and Custodian, and Park Bridge Lender Services LLC, as Operating Advisor, and entered into in connection with the COMM 2014-LC17 Mortgage Trust and (ii) from and after the securitization of the Myrtle Beach Marriott Resort & Spa companion loan designated as Note A1-1, under the pooling and servicing agreement entered into in connection with that securitization.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated October 27, 2014, to the Prospectus, dated September 3, 2014.  The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Berkeley Point Primary Servicing Agreement, the GC24 Pooling and Servicing Agreement, the UBS5 Pooling and Servicing Agreement, the LC17 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of October  22, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities LLC, Natixis Securities Americas LLC, CastleOak Securities, L.P., KeyBanc Capital Markets Inc., and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of October 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2014 (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

Exhibit 99.5	Primary Servicing Agreement, dated as of October 1, 2014, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

Exhibit 99.6
Pooling and Servicing Agreement, dated as of September 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 99.7
Pooling and Servicing Agreement, dated as of September 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.

Exhibit 99.8
Pooling and Servicing Agreement, dated as of September 1, 2014, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: October 30, 2014
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of October 22, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities LLC, Natixis Securities Americas LLC, CastleOak Securities, L.P., KeyBanc Capital Markets Inc., and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of October 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2014 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2014 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective October 30, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.	(E)

99.5	Primary Servicing Agreement, dated as of October 1, 2014, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.6
Pooling and Servicing Agreement, dated as of September 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

99.7
Pooling and Servicing Agreement, dated as of September 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.
(E)

99.8
Pooling and Servicing Agreement, dated as of September 1, 2014, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.
(E)